EXHIBIT (A)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                             ALBEMARLE CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 24, 1998

      THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 22, 1998, UNLESS THE OFFER IS EXTENDED.
                 TO: HARRIS TRUST AND SAVINGS BANK, DEPOSITARY
                     C/O HARRIS TRUST COMPANY OF NEW YORK

                             BY OVERNIGHT COURIER:
                          88 Pine Street, 19th Floor
                           New York, New York 10005



BY MAIL:                         BY FACSIMILE TRANSMISSION:       BY HAND:
Wall Street Station              (Eligible Institutions Only)     88 Pine Street, 19th Floor
P.O. Box 1010                           (212) 701-7636            New York, New York 10005
New York, New York 10268-1010
                                     CONFIRM BY TELEPHONE:
                                        (212) 701-7624

     Delivery of this instrument and all other documents to an address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.


                         PLEASE READ THE ENTIRE LETTER
           OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS,
                   CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith, or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by Harris Trust and Savings Bank (the "Depositary") at The Depository Trust Company (hereinafter, referred to as the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.




                                     DESCRIPTION OF SHARES TENDERED
                                       (SEE INSTRUCTIONS 3 AND 4)
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                    TENDERED
             (PLEASE USE PREADDRESSED LABEL OR FILL IN                                     CERTIFICATES
        EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)                                    (ATTACH SIGNED
                                                                                           ADDITIONAL LIST
                                                                                           IF NECESSARY)

                                                                                           CERTIFICATE
                                                                                           NUMBERS(S)
                                                                                           TOTAL SHARES
                                                                                           TENDERED
Indicate in this box order (by certificate number) in which Shares are to be purchased in event of proration. (Attach additional list if necessary.)*** See Instruction 10.
1st:   2nd:   3rd:   4th:   5th:
 [ ] Check here if any of the certificates representing Shares that you own have been lost or destroyed.
     See Instruction 18.
   Number of Shares represented by lost or destroyed certificates:



        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
            (PLEASE USE PREADDRESSED LABEL OR FILL IN
         EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)
                                                                                           NO. OF SHARES*   NO. OF SHARES
                                                                                                              TENDERED**

Indicate in this box order (by certificate number) in which Shares are to be purchased in event of proration. (Attach additional list if necessary.)*** See Instruction 10.

1st:   2nd:   3rd:   4th:   5th:

 [ ] Check here if any of the certificates representing Shares that you own have been lost or destroyed. See Instruction
     18.

   Number of Shares represented by lost or destroyed certificates:

    * Does not need to be completed if Shares are tendered by book-entry transfer.

   ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you
      wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See
      Instruction 4.

  *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

                       DIVIDEND REINVESTMENT PLAN SHARES
                             (SEE INSTRUCTION 16)

This section is to be completed ONLY if Shares held in the Dividend Reinvestment Plan are to be tendered.


[ ] By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated below under the item "Price (In Dollars) Per Share At Which Shares Are Being Tendered:"
                             -----------  Shares*


* The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank. Shares assigned to the undersigned's account pursuant to the dividend to be distributed by the Company on October 1, 1998, will be issued after the expiration of the Offer and cannot be tendered.


[ ] Please check this box if you have tendered all Shares held in your Dividend
   Reinvestment Plan account(s) and desire, upon the purchase by the Company of all of your Shares in such accounts pursuant to the Offer, to terminate your participation in the Dividend Reinvestment Plan and receive the dividend to be paid on October 1, 1998, in cash.


                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.

               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

     SHARES HELD IN THE SAVINGS PLAN FOR THE EMPLOYEES OF ALBEMARLE CORPORATION (THE "SAVINGS PLAN") MAY BE TENDERED ONLY BY MAKING A SEPARATE ELECTION WITH THE SAVINGS PLAN TRUSTEE. IF YOU HOLD SHARES IN THE SAVINGS PLAN, YOU MUST TENDER SUCH SHARES SEPARATELY.

     SHAREHOLDERS WHO CANNOT DELIVER THE CERTIFICATES FOR THEIR SHARES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE (AS DEFINED BELOW)) OR WHO CANNOT COMPLETE THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS OR WHO CANNOT DELIVER A LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE MUST, IN EACH CASE, TENDER THEIR SHARES PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2.

     SHAREHOLDERS WHO DESIRE TO TENDER SHARES PURSUANT TO THE OFFER (AS DEFINED BELOW) AND WHO CANNOT DELIVER THE CERTIFICATES FOR THEIR SHARES (OR WHO ARE UNABLE TO COMPLY WITH THE PROCEDURES FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS) AND ALL OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY AT OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE) MAY TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK ENTRY-TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:
            -----------------------------------------------------



Account
Number:
       -------------------------------------------------------------





Transaction Code
Number:
       -------------------------------------------------------








[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered
Holder(s):
             ----------------------------------------------------




Date of Execution of Notice of Guaranteed
Delivery:
         ----------------------------------------



Name of Institution that Guaranteed
Delivery:
         --------------------------------------------

Give Account Number if Delivered by Book-Entry:


Account
Number:
         -------------------------------------------------------------

                                   ODD LOTS
                              (SEE INSTRUCTION 8)


    To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
    (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares either (check one box):

[ ] at the Purchase Price (defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

[ ] at the price per Share indicated below under "Price (in Dollars) per Share at which Shares are being Tendered" in this Letter of Transmittal.


                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED



                              CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

[ ] check here if tender of Shares is conditional on the Company purchasing all or a minimum number of tendered Shares and complete the following:

     Minimum number of Shares to be sold:
                                         ---------------------------------------

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO HARRIS TRUST AND SAVINGS BANK:

     The undersigned hereby tenders to Albemarle Corporation, a Virginia corporation (the "Company"), the above-described shares of the Company's common stock, $.01 par value per share (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated August 24, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

      (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

      (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

      (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

      (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

         (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

         (ii) such tender of Shares complies with Rule 14e-4;

      (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

      (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

      (d) the undersigned has read and agrees to all of the terms of the Offer.


     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be set forth above in the appropriate boxes. The price at which such Shares are being tendered should be indicated in the box below.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $19.50 nor less than $17.00 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not properly withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $0.125) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 5,000,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $19.50 nor less than $17.00 net per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tender.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated below under the "Special Payment Instructions" or the "Special Delivery Instructions." The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated below under the "Special Payment Instructions" or the "Special Delivery Instructions."

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


                         PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                                            (SEE INSTRUCTION 5)
                                            CHECK ONLY ONE BOX.
                              IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                                     THERE IS NO PROPER TENDER OF SHARES

 (SHAREHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF
   TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED.)

[ ] $17.000   [ ] $17.375   [ ] $17.750  [ ] $18.125 [ ] $18.500  [ ] $18.875  [ ] $19.250
[ ] $17.125   [ ] $17.500   [ ] $17.875  [ ] $18.250 [ ] $18.625  [ ] $19.000  [ ] $19.375
[ ] $17.250   [ ] $17.625   [ ] $18.000  [ ] $18.375 [ ] $18.750  [ ] $19.125  [ ] $19.500




                         SPECIAL PAYMENT INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

         To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

 Issue:
        [ ] Check to:
        [ ] Certificates to:

     Name(s):
             -------------------------------


                    (Please print)



     Address:
             -------------------------------




             --------------------------------
                                   (Zip Code)



     -----------------------------------------------
     (Taxpayer Identification or Social Security No.)


                         SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

         To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

     Mail:
        [ ] Check to:
        [ ] Certificates to:

     Name(s):
             -------------------------------



                      (Please Print)



     Address:
             -------------------------------




             -------------------------------
                                  (Zip Code)

                               PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
              (PLEASE COMPLETE AND RETURN THE ENCLOSED FORM W-9)


(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)


------------------------------------------------------------------------------


------------------------------------------------------------------------------
                           Signature(s) of Owner(s)



Dated:               , 1998
      ---------------


Name(s):
        ------------------------------------------------------------------------




                                 (Please Print)



Capacity (full
  title):
          ----------------------------------------------------------------------








Address:
         ----------------------------------------------------------------------

                               (Include Zip Code)





Area Code(s) and
Telephone
Number(s):
          ----------------------------------------------------------------------








                           GUARANTEE OF SIGNATURE(S)

                          (SEE INSTRUCTIONS 1 AND 6)



NAME OF
 FIRM:
      --------------------------------------------------------------------------





AUTHORIZED
SIGNATURE:
          ----------------------------------------------------------------------











NAME:
       -------------------------------------------------------------------------

                                (Please Print)




Title:
      ------------------------------------------------------------------------








Address:
        ------------------------------------------------------------------------

Dated:               , 1998
       -------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

      (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed above either the box entitled "Special Payment Instructions" or "Special Delivery Instructions;" or

      (b) such Shares are tendered for the account of a firm or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity, an "Eligible Institution").

      In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, or an Agent's Message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or a facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY U.S. MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

   6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

      (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

      (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

      (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

      (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE
   GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

      (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

      (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

      (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

      (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned, of record or beneficially, an aggregate of fewer than 100 Shares, and who tenders all of his or her Shares at or below the Purchase Price, excluding participants in the Savings Plan. This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not properly withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditionally Tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from shareholders who tender all of their Shares. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND MAY THEREBY BE DEEMED WITHDRAWN.

     10. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     11. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     14. FORM W-9 AND FORM W-8. Shareholders other than corporations and certain foreign persons may be subject to backup federal income tax withholding. Each tendering shareholder who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Form W-9, which is provided with this Letter of Transmittal. For an individual, his or her TIN will generally be his or her social security number. Failure to provide the information requested or to make the certification on Form W-9 may subject the tendering shareholder to 31% backup federal income tax withholding on the payments made to or for the shareholder with respect to Shares purchased pursuant to the Offer. Failing to furnish a correct TIN may subject the shareholder to a $50.00 penalty imposed by the Internal Revenue Service. Providing false information may result in additional penalties. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. Shareholders who are foreign persons should submit Form W-8 to certify that they are exempt from backup withholding. Form W-8 may be obtained from the Depositary.

     15. WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or his agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. In order to obtain an exemption from or a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed Form 1001. For this purpose, a foreign shareholder is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any State thereof (including the District of Columbia) or (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (E.G., Form 1001 or Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets one of the three tests for sale treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign shareholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

     16. DIVIDEND REINVESTMENT PLAN. If a shareholder desires to tender Shares credited to the shareholder's account under the Dividend Reinvestment Plan, the item "Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the shareholder's account under the Dividend Reinvestment Plan at the lowest price specified in such Letters of Transmittal.

     If a shareholder tenders Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder's account(s) including fractional Shares, will be tendered, excluding Shares credited to such shareholder's account as a result of the dividend payable on October 1, 1998 unless otherwise specified above under the item captioned "Dividend Reinvestment Plan Shares." In the event that the item "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering shareholder's account will be tendered.

     ANY DIVIDEND REINVESTMENT PLAN SHARES TENDERED BUT NOT PURCHASED WILL BE RETURNED TO THE PARTICIPANT'S DIVIDEND REINVESTMENT PLAN ACCOUNT.

     17. THE SAVINGS PLAN. Participants in the Savings Plan for the Employees of Albemarle Corporation (the "Savings Plan") who wish to have Merrill Lynch Trust Company, as trustee thereof (the "Savings Plan Trustee"), tender all or part of the Shares allocated to their accounts should so indicate through the use of the Merrill Lynch Voice Response System described in the memorandum furnished to such participants.

     PARTICIPANTS IN THE SAVINGS PLAN MAY NOT USE THE LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF THE SAVINGS PLAN SHARES, BUT MUST MAKE A SEPARATE ELECTION AS DESCRIBED IN THE MEMORANDUM TO PARTICIPANTS IN THE SAVINGS PLAN. SAVINGS PLAN PARTICIPANTS ARE URGED TO READ THE MEMORANDUM TO PARTICIPANTS IN THE SAVINGS PLAN AND RELATED MATERIALS CAREFULLY. ANY SAVINGS PLAN SHARES TENDERED BUT NOT PURCHASED WILL BE RETURNED TO THE PARTICIPANT'S SAVINGS PLAN ACCOUNT.

     18. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares so lost, destroyed or stolen and by calling the Depositary at (312) 765-8321. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be prepared until the procedures for replacing lost, destroyed or stolen certificates have been followed.

                       THE DEPOSITARY FOR THE OFFER IS:


                         HARRIS TRUST AND SAVINGS BANK
                     C/O HARRIS TRUST COMPANY OF NEW YORK


                             BY OVERNIGHT COURIER:
                          88 Pine Street, 19th Floor
                           New York, New York 10005



BY MAIL:                         BY FACSIMILE TRANSMISSION:       BY HAND:
Wall Street Station              (Eligible Institutions Only)     88 Pine Street, 19th Floor
P.O. Box 1010                           (212) 701-7636            New York, New York 10005
New York, New York 10268-1010
                                     CONFIRM BY TELEPHONE:
                                        (212) 701-7624

                    THE INFORMATION AGENT FOR THE OFFER IS:

[logo]



                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road,
                           Carlstadt, New Jersey 07072
                           (888) 619-7386 (toll free)
                            Banks and Brokers call:
                                 (201) 896-1900





                      THE DEALER MANAGER FOR THE OFFER IS:

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                             Eleven Madison Avenue
                            New York, NY 10010-3629
                          (800) 881-8320 (toll free)



IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 5:00 p.m., New York City time, on the Expiration Date. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.


Form W-9
(Rev. December 1996)         |                          REQUEST FOR TAXPAYER                              |    GIVE FORM TO THE
                             |                IDENTIFICATION NUMBER AND CERTIFICATION                     |   REQUESTER. DO NOT
Department of the Treasury   |                                                                            |    SEND TO THE IRS.
Internal Revenue Service     |                                                                            |
- ---------------------------------------------------------------------------------------------------------------------------------
Please print   Name (If a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page 2.)
or type
               --------------------------------------------------------------------------------------------------------------------
               Business name, if different from above. (See SPECIFIC INSTRUCTIONS on page 2.)


               --------------------------------------------------------------------------------------------------------------------
               Check appropriate box:  [ ] Individual/Sole proprietor  [ ] Corporation  [ ] Partnership  [ ] Other >_______________
               --------------------------------------------------------------------------------------------------------------------
                Address (number, street, and apt. or suite no.)                      |  Requester's name and address (optional)
                                                                                     |
                                                                                     |
               ----------------------------------------------------------------------|
                City, state, and ZIP code                                            |
                                                                                     |
               ----------------------------------------------------------------------|---------------------------------------------
PART I          TAXPAYER IDENTIFICATION NUMBER (TIN)                                 | List account number(s) here (optional)
- -------------------------------------------------------------------------------------|
Enter your TIN in the appropriate box. For                                           |
individuals, this is your social security number    ------------------------------   |
(SSN). However, if you are a resident alien OR a    |Social Security Number      |   |
sole proprietor, see the instructions on page 2.    |  |  |  -  |  -  |  |  |    |   |
For other entities, it is your employer             |  |  |  |  |  |  |  |  |    |   |
identification number (EIN). If you do not have a   ------------------------------   |---------------------------------------------
number, see HOW TO GET A TIN on page 2.                          OR                  | Part II   FOR PAYEES EXEMPT FROM BACKUP
NOTE: If the account is in more than one name,      -------------------------------- |           WITHHOLDING (See the instructions
see the chart on page 2 for guidelines on whose     |Employer Identification Number| |           on page 2.)
number to enter                                     |  |  |  -  |  -  |  |  |  |   | |---------------------------------------------
                                                    |  |  |  |  |  |  |  |  |  |   | | >

                                                    -------------------------------- | >
- ------------------------------------------------------------------------------

PART III   CERTIFICATION
- ------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.-You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
- -----------------------------------------------------------------------------
Sign |
Here | Signature>                                               Date>
- -----------------------------------------------------------------------------

PURPOSE OF FORM.- A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

  Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

  1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued).

  2. Certify you are not subject to backup withholding, or

  3. Claim exemption from backup withholding if you are an exempt payee.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING?- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive WILL be subject to backup withholding if:

  1. You do not furnish your TIN to the requester, or

  2. The IRS tells the requester that you furnished an incorrect TIN, or

  3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

  5. You do not certify your TIN when required. See the Part III instructions on page 2 for details.

  Certain payees and payments are exempt from backup withholding. See the Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN.- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.- Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

MISUSE OF TINs.- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

- ------------------------------------------------------------------------------
                                Cat. No. 10231X            Form W-9 (Rev. 12-96)

Form W-9 (Rev. 12-96)                                                     Page 2
- ------------------------------------------------------------------------------

SPECIFIC INSTRUCTIONS

NAME.- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

  Sole Proprietor.- You must enter your INDIVIDUAL name as shown on your social security card. You must enter your business, trade, or "doing business as" name on the BUSINESS NAME line.

  Other Entities.- Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

PART I- TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

NOTE: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN.- If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

  If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.

  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III-CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

  5. MORTGAGE INTEREST PAID TO YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.


WHAT NAME AND NUMBER TO GIVE THE REQUESTER

- ------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:            |  GIVE NAME AND SSN OF:
- ------------------------------------------------------------------
 1. Individual                       | The individual
                                     |
 2. Two or more                      | The actual owner of the
    individuals (joint               | account or, if combined
    account)                         | funds, the first individual
                                     | on the account(1)
                                     |
 3. Custodian account of             | The minor(2)
    a minor (Uniform Gift            |
    to Minors Act)                   |
                                     |
 4. a. The usual                     | The grantor-trustee(1)
       revocable savings             |
       trust (grantor is             |
       also trustee)                 |
                                     |
    b. So-called trust               | The actual owner(1)
       account that is not           |
       a legal or valid trust        |
       under state law               |
                                     |
 5. Sole proprietorship              | The owner(3)
- ------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:           |  GIVE NAME AND EIN OF:
- ------------------------------------------------------------------
 6. Sole proprietorship             |  The owner(3)
                                    |
 7. A valid trust, estate, or       |  Legal entity(4)
    pension trust                   |
                                    |
 8. Corporate                       | The corporation
                                    |
 9. Association, club,              | The organization
    religious, charitable,          |
    educational, or other           |
    tax-exempt                      |
    organization                    |
                                    |
10. Partnership                     | The partnership
                                    |
11. A broker or registered          | The broker or nominee
    nominee                         |
                                    |
12. Account with the                | The public entity
    Department of                   |
    Agriculture in the name         |
    of a public entity (such        |
    as a state or local             |
    government, school              |
    district, or prison) that       |
    receives agricultural           |
    program payments                |
- ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.